PACE® Select Advisors Trust

January 24, 2017

Supplement to the prospectuses relating to Class A, Class C and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated November 28, 2016, as supplemented.

Includes:

•  PACE® Mortgage-Backed Securities Fixed Income Investments

•  PACE® Intermediate Fixed Income Investments

•  PACE® Strategic Fixed Income Investments

•  PACE® Municipal Fixed Income Investments

•  PACE® Global Fixed Income Investments (formerly, PACE® International Fixed Income Investments)

•  PACE® High Yield Investments

•  PACE® Large Co Value Equity Investments

•  PACE® Large Co Growth Equity Investments

•  PACE® Small/Medium Co Value Equity Investments

•  PACE® Small/Medium Co Growth Equity Investments

•  PACE® International Equity Investments

•  PACE® International Emerging Markets Equity Investments

•  PACE® Global Real Estate Securities Investments

•  PACE® Alternative Strategies Investments

Dear Investor,

The purpose of this supplement is to update certain information for PACE Select Advisors Trust (the "Trust").

First, at the recommendation of UBS Asset Management (Americas), Inc. ("UBS AM"), the funds' manager, the Trust's Board of Trustees has appointed Huber Capital Management LLC ("Huber Capital") to serve as a new subadvisor to PACE Small/Medium Co Value Equity Investments, a series of the Trust (a "fund"). Huber Capital will assume investment advisory responsibility with respect to the fund's portfolio effective on or around January 24, 2017.

Second, this supplement updates certain information in the SAI regarding the control and ownership of certain subadvisors of the funds.

Third, this supplement updates certain information in the SAI regarding the valuation of shares of the funds.

ZS-869

Effective immediately the Prospectuses and SAI are hereby revised as follows:

I. PACE Small/Medium Co Value Equity Investments

The section captioned "PACE Small/Medium Co Value Equity Investments Fund summary" and sub-captioned "Management process" beginning on page 47 of the Multi-Class Prospectus and page 45 of the Class P Prospectus is revised by inserting the following as the fourth bullet point under the third paragraph of that section:

•  A "deep value" strategy that seeks long-term total investment return through capital appreciation, generally investing in common stocks of US companies that are considered to be undervalued.

The section captioned "PACE Small/Medium Co Value Equity Investments Fund summary" and sub-captioned "Risk/return bar chart and table" on page 48 of the Multi-Class Prospectus and page 47 of the Class P Prospectus is revised by inserting the following as the second to last sentence of the first paragraph of that section:

Huber Capital assumed day-to-day management of a separate portion of the fund's assets on January 24, 2017.

The section captioned "PACE Small/Medium Co Value Equity Investments Fund summary" and sub-captioned "Investment manager and advisors" on page 49 of the Multi-Class Prospectus and page 47 of the Class P Prospectus is revised by replacing the second sentence of the first paragraph of that section in its entirety with the following:

Sapience Investments, LLC ("Sapience"), Systematic Financial Management, L.P. ("Systematic"), Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick") and Huber Capital Management LLC ("Huber Capital") serve as the fund's subadvisors.

The section captioned "PACE Small/Medium Co Value Equity Investments Fund summary" and sub-captioned "Portfolio management team" on page 49 of the Multi-Class Prospectus and page 47 of the Class P Prospectus is revised by inserting the following as the fifth bullet point of that section:

•  Huber Capital—Joseph Huber, Chief Executive Officer and Chief Investment Officer, has been a portfolio manager of the fund since January 2017.

The section captioned "More information about the funds—PACE Small/Medium Co Value Equity Investments" and sub-captioned "Management process" beginning on page 96 of the Multi-Class Prospectus and the Class P Prospectus is revised by replacing the third sentence of the first paragraph of that section in its entirety with the following:

Sapience Investments, LLC ("Sapience"), Systematic Financial Management, L.P. ("Systematic"), Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick") and Huber Capital Management LLC ("Huber Capital") currently serve as the fund's subadvisors.

The same section of each Prospectus is revised by inserting the following as the tenth, eleventh, twelfth, thirteenth and fourteenth paragraphs of that section:

Huber Capital's "deep value" strategy seeks long-term total investment return through capital appreciation, generally investing its assets in 40-80 common stocks of US companies with a market capitalization range generally consistent with, but in some cases higher than, that of the Russell 2500® Value Index, the fund's benchmark, and whose stocks are considered by Huber Capital to be undervalued.

Huber Capital may also make investments in securities of non-US issuers, including issuers in emerging markets. Huber Capital will invest primarily in domestic US securities but may invest up to 20% of its net assets in American Depositary Receipts, dollar-denominated securities of non-US issuers, or directly in securities of non-US issuers. Excluded from the securities of non-US issuers calculation are those securities which are members of a major US index or whose primary listing is on a major US exchange or quote system.

Huber Capital may invest in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for opportunistic purposes or for temporary defensive purposes in response to adverse market, economic or political conditions.

Huber Capital employs a value investing style, investing in stocks which, in Huber Capital's opinion, trade at a significant discount to the present value of future cash flows. Huber Capital attempts to identify out-of-favor stocks that represent solid fundamental value. Huber Capital identifies these investment opportunities by employing a disciplined, bottom-up investment process that emphasizes internally generated fundamental research. The process includes an initial review, in-depth analysis and employment of Huber Capital's proprietary valuation methodology.

Huber Capital's decision to sell portfolio securities is based on valuation, risk and portfolio guidelines. As individual stocks approach their intrinsic value or established target price and decline in their relative attractiveness, they become candidates for sale. Other sell decisions may occur because of deterioration in the fundamentals that supported the initial investment. Proceeds from sales are reinvested in companies that are more attractively valued based on purchase disciplines.

The section captioned "Management" and sub-captioned "PACE Small/Medium Co Value Equity Investments" beginning on page 144 of the Multi-Class Prospectus and on page 141 of the Class P Prospectus is revised by replacing the first sentence of the first paragraph of that section in its entirety with the following:

Sapience Investments, LLC ("Sapience"), Systematic Financial Management, L.P. ("Systematic"), Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick") and Huber Capital Management LLC ("Huber Capital") serve as subadvisors for PACE Small/Medium Co Value Equity Investments.

The section captioned "Management" and sub-captioned "PACE Small/Medium Co Value Equity Investments" beginning on page 144 of the Multi-Class Prospectus and on page 141 of the Class P Prospectus is revised by inserting the following as the fifth paragraph of that section:

Huber Capital is located at 2321 Rosecrans Avenue, Suite 3245, El Segundo, California 90245. Huber Capital has provided investment advisory services to registered investment companies, individual and institutional accounts since 2007. Huber Capital's assets under management as of December 31, 2016 were approximately $2.8 billion. Joseph Huber, Huber Capital's Chief Executive Officer and Chief Investment Officer, has been primarily responsible for the day-to-day management of Huber Capital's portion of the fund since January 2017. Prior to founding Huber Capital, Mr. Huber was a principal and director of research for Hotchkis and Wiley Capital Management from October 2001 through March 2007, where he helped oversee over $40 billion in US value asset portfolios. He built a research platform which utilized best practices of both fundamental research and behavioral psychology to create a unique and value-added investment approach. Mr. Huber is also an Associate in the Society of Actuaries as well as a member of the American Academy of Actuaries.

The section captioned "The funds and their investment policies" and sub-captioned "PACE Small/Medium Co Value Equity Investments" on page 11 of the SAI is revised by replacing the second sentence of the first paragraph of that section in its entirety with the following:

Sapience Investments, LLC ("Sapience"), Systematic Financial Management, L.P. ("Systematic"), Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick") and Huber Capital Management LLC ("Huber Capital") serve as the fund's subadvisors.

The section captioned "Investment advisory arrangements" and sub-captioned "PACE Small/Medium Co Value Equity Investments" beginning on page 96 of the SAI is revised by replacing the first sentence of the first paragraph of that section in its entirety with the following:

Under the current Advisory Agreements for this fund with Sapience Investments, LLC ("Sapience"), Systematic Financial Management, L.P. ("Systematic"), Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick") and Huber Capital Management LLC ("Huber Capital"), UBS AM (not the fund) pays Sapience, Systematic, Kayne Anderson Rudnick and Huber Capital a fee based on the fund's average daily net assets that each manages.

The same section of the SAI is revised by inserting the following as the last sentences of the second paragraph of that section:

Huber Capital is a wholly-owned subsidiary of Huber Capital Holdings LLC, a holding company. Huber Capital is 100% indirectly owned by its employees, with Joseph Huber, Chief Executive Officer and Chief Investment Officer, as its majority owner.

The section captioned "Proxy voting policies and procedures" and sub-captioned "PACE Small/Medium Co Value Equity Investments—Sapience Investments, LLC, Systematic Financial Management, L.P. and Kayne Anderson Rudnick Investment Management, LLC" beginning on page 131 of the SAI is revised by replacing the caption of that section with the following:

PACE Small Medium/Co Value Equity Investments—Sapience Investments, LLC, Systematic Financial Management, L.P., Kayne Anderson Rudnick Investment Management, LLC and Huber Capital Management LLC

The same section of the SAI is revised by inserting the following as the last paragraphs of that section:

Huber Capital Management LLC. Huber Capital has contracted with an independent third-party to provide research on proxy matters and voting recommendations, and to cast votes on its behalf. The independent third party will execute and maintain appropriate records related to the proxy voting process, and Huber Capital will have access to those records. Huber Capital will maintain records of differences, if any, between this policy and the actual votes cast.

Proxy Voting Guidelines. Huber Capital has reviewed the independent third party's voting recommendations and has determined that the policy provides guidance in the best interest of its clients. Huber Capital may depart from the third party's recommendations if it is determined to be in the best interest of the client(s) to do so.

Conflicts of Interest. Huber Capital seeks to minimize the potential for conflict by utilizing the services of the independent third-party to provide voting recommendations. Occasions may arise during the voting process in which the best interest of clients might conflict with the third-party vendor's interests. The third-party vendor has devel-

oped an insulated wall ("chinese wall") as security between its proxy recommendation service and the other services it provides to clients who may also be a portfolio company for which proxies are solicited.

While it is generally expected that most proxies will be voted consistent with the research provider's recommendation, there may be instances where a research analyst from Huber Capital's investment team believes that, under the circumstances, an issue should be voted in a manner which differs from the recommended vote. In reviewing the recommendations to determine how to vote the proxy in the best interest of clients, the research analyst may consider information from various sources such as another investment professional, management of the company conducting the proxy, shareholder groups, and other relevant sources. These instances are considered an "override" and all such overrides must be described on the proxy voting override form and approved by the Chief Investment Officer and Chief Compliance Officer. In approving any such override, the Chief Investment Officer and Chief Compliance Officer will use their best judgment to ensure that the vote is cast in the best interest of the affected client(s).

Record Keeping. The following records will be maintained:

•  A copy of Huber Capital's proxy voting policies and procedures

•  Each proxy statement (the majority of which are maintained on a third-party automated system)

•  The vote cast for each proxy overall as well as by portfolio

•  Documentation, if any, created by Huber Capital showing research conducted, including: calls or other contacts made, documents analyzed, persons involved in decision making process, and documentation on any conflicts of interest that arose and how it was resolved

•  Verification that the shares listed on the proxy match Huber Capital's records, including proxies that were not received and what actions were taken to obtain them

•  A copy of each written client request for proxy voting records and Huber Capital's written response to any client requests for such records

The section captioned "Portfolio managers" and sub-captioned "PACE Small Medium/Co Value Equity Investments—Sapience Investments, LLC, Systematic Financial Management, L.P. and Kayne Anderson Rudnick Investment Management, LLC" beginning on page 185 of the SAI is revised by replacing the caption of that section with the following:

PACE Small Medium/Co Value Equity Investments—Sapience Investments, LLC, Systematic Financial Management, L.P., Kayne Anderson Rudnick Investment Management, LLC and Huber Capital Management LLC

The same section of the SAI is revised by inserting the following as the last sub-section of that section:

Huber Capital Management LLC

Joseph Huber is the portfolio manager primarily responsible for the day-to-day management of Huber Capital's portion of the fund's assets. The following table provides information relating to other accounts managed by Joseph Huber as of December 31, 2016.

Joseph Huber:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	5	1	34
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	0
Assets Managed (in millions)	$312.3	$123.8	$2,308.5
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$123.8	$0

Potential conflicts of interest. The portfolio manager who has day-to-day management responsibilities with respect to other accounts may be presented with potential or actual conflicts of interest.

The management of other accounts may result in the portfolio manager devoting unequal time and attention to the management of the fund and/or other accounts. Huber Capital seeks to manage such competing interests for the time and attention of the portfolio manager.

With respect to securities transactions for the fund, Huber Capital determines which broker to use to execute each transaction consistent with its duty to seek best execution of the transaction. If Huber Capital believes that the purchase or sale of a security is in the best interest of more than one of its clients, it may aggregate the securities to be purchased or sold to obtain favorable execution and/or lower brokerage commissions. Huber Capital will allocate securities so purchased or sold in the manner that it considers being equitable and consistent with its fiduciary obligations to its clients.

Huber Capital does not anticipate any conflicts of interest between management of the fund and other funds and accounts managed by the firm. Huber Capital's brokerage and trading policies seeks to ensure that no conflicts arise between transactions involving the fund and those involving separately managed accounts.

Compensation. The portfolio manager is compensated with a salary and bonus package. The portfolio manager of the fund is supported by the full research team of Huber Capital. Compensation is used to reward, attract and retain high quality investment professionals. An investment professional such as the portfolio manager has a base salary and is eligible for an annual bonus, which may be paid in the form of either cash or stock.

Huber Capital believes consistent execution of the proprietary research process results in superior, risk-adjusted portfolio returns. It is the quality of the investment professional's execution of this process rather than the performance of particular securities that is evaluated in determining compensation. Compensation likewise is not tied to performance of the fund or separate accounts, specific industries within the funds or separate accounts or to any type of asset or revenue-related objective, other than to the extent that the overall revenues of Huber Capital attributable to such factors may affect the size of Huber Capital's overall bonus pool.

Bonuses and salaries for investment professionals are determined by the Chief Executive Officer (the managing member) of Huber Capital using tools which may include, but are not limited to, annual evaluations, compensation surveys, feedback from other employees and advice from outside counsel. The amount of the bonus usually is shaped by the total amount of Huber Capital's bonus pool available for the year, which is generally a function of net income, but no investment professional receives a bonus that is a pre-determined percentage of net income.

The portfolio manager does not participate in a company-sponsored retirement plan and receives standard benefits commensurate with the other employees of Huber Capital. The portfolio manager does not receive deferred compensation.

Ownership of fund shares. As of December 31, 2016, Mr. Huber did not own shares of the fund.

II. Subadvisor Control and Ownership Information

The section captioned "Investment advisory arrangements" and sub-captioned "PACE Large Co Value Equity Investments" beginning on page 95 of the SAI is revised by inserting the following as the first and second sentences of the second paragraph of that section:

Pzena Investment Management, Inc. is the sole managing member of Pzena. Boston Partners is an indirect wholly-owned subsidiary of Robeco Groep N.V., a Dutch asset management firm.

The section captioned "Investment advisory arrangements" and sub-captioned "PACE Small/Medium Co Value Equity Investments" beginning on page 96 of the SAI is revised by replacing the first sentence of the second paragraph of that section in its entirety with the following:

Sapience is an independent, majority employee-owned investment management boutique with Estancia Capital Partners, L.P. partnering as a minority stakeholder in the firm.

The section captioned "Investment advisory arrangements" and sub-captioned "PACE Small/Medium Co Growth Equity Investments" beginning on page 96 of the SAI is revised by replacing the fifth sentence of the second paragraph of that section in its entirety with the following:

Timpani is owned by Growth Investment Managers LLC and Frontier One LLC, and 100% indirectly owned by employees.

The section captioned "Investment advisory arrangements" and sub-captioned "PACE International Equity Investments" beginning on page 97 of the SAI is revised by replacing the second sentence of the second paragraph of that section in its entirety with the following:

Mondrian is a wholly-owned subsidiary of MIPL Group Limited and is controlled by members of Mondrian's management.

The section captioned "Investment advisory arrangements" and sub-captioned "PACE International Emerging Markets Equity Investments" beginning on page 97 of the SAI is revised by replacing the first, second, third and fourth sentences of the second paragraph of that section in their entirety with the following:

Mondrian is a wholly-owned subsidiary of MIPL Group Limited and is controlled by members of Mondrian's management. William Blair is a limited liability company that is 100% owned by WBC Holdings, L.P., a limited partnership. The affairs of William Blair are controlled by the general partner of WBC Holdings, L.P., WBC GP, L.L.C., which in turn is controlled by the Executive Committee. The Executive Committee is comprised of John R. Ettelson, Arthur J. Simon, Brent W. Gledhill, John C. Moore, Michelle R. Seitz, Jeffrey A. Urbina and Jon W. Zindel.

The section captioned "Investment advisory arrangements" and sub-captioned "PACE Alternative Strategies Investments" beginning on page 98 of the SAI is revised by replacing the second paragraph of that section in its entirety with the following:

Analytic Investors is 100% owned by Wells Capital Management Inc., a wholly-owned subsidiary of Wells Fargo Bank, N.A.

III. Valuation of shares

The section captioned "Valuation of shares" and sub-captioned "All funds except PACE Government Money Market Investments" on page 231 of the SAI is revised by replacing the sixth paragraph of that section in its entirety with the following:

OTC swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the board. Centrally cleared swaps are valued using prices from the counterparty clearing houses.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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UBS Asset Management (Americas) Inc.